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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): June 4, 2001 (June 1, 2001)

                           CGB&L Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                   0-24793              37-1374123
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)        Identification No.)

               229 East South Street, Cerro Gordo, Illinois 61818
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  217-763-2911

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

                  On June 1, 2001, Registrant issued a press release announcing that the stockholders of the corporation at a special meeting of the shareholders voted to approve the previously announced proposal to merge with Golden National Acquisition Corporation, a company controlled by David Bijan Movtady.

                  A copy of the press release relative to the meeting of stockholders is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.
                  ------------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.

         (c)      Exhibits.
                  ---------

                  99.1 Press Release of CGB&L Financial Group, Inc. dated June 1, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CGB&L FINANCIAL GROUP, INC.


Dated: June 1, 2001                    By:      /s/ Maralyn F. Heckman
                                          -------------------------------------
                                          Maralyn F. Heckman
                                          President and Chief Executive Officer

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